Exhibit 10.37
SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY
AGREEMENT
          SIXTH AMENDMENT to Second Amended and Restated Credit Agreement (referred to below) and FIRST AMENDMENT to Second Amended and Restated Security Agreement (referred to below) (collectively, this “Amendment”), dated as of January 24, 2008, by and among DICK’S SPORTING GOODS, INC., a Delaware corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for the Lenders (in such capacity “Agent”), and the Lenders signatory hereto.
W I T N E S S E T H:
          WHEREAS, Borrower, the other Loan Parties signatory thereto, Agent and Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, Borrower and Agent are parties to that certain Second Amended and Restated Security Agreement, dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and
          WHEREAS, Borrower, Agent and Required Lenders have agreed to amend certain provisions of the Credit Agreement and the Security Agreement, in the manner, and on the terms and conditions, provided for herein;
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower, Agent and Required Lenders hereby agree as follows:
     1. Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”) or the Security Agreement as amended hereby (the “Amended Security Agreement”), as applicable.
     2. Amendments to the Credit Agreement.
(a)	Amendment to Section 5.14. Section 5.14 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by inserting a new clause (e) after clause (d) to read as follows:

“(e) In the event that a TMGC Licensed Trademark is released from the license to which it is subject pursuant to the TMGC TM Purchase Agreement (a

“Released TMGC Trademark”, as hereinafter further defined), Borrower shall, at Agent’s request, take all action necessary or desirable to perfect Agent’s Lien on such Released TMGC Trademark, including executing and delivering to Agent a short form intellectual property security agreement in form and substance reasonably acceptable to the Agent and suitable for filing in the United States Patent and Trademark Office or any similar office, authority or agency within or outside the United States.”

(b)	Amendment to Section 9.9. Section 9.9 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by replacing the word “or” at the end of clause (iii) therein with “,”, inserting the word “or” at the end of clause (iv) therein, and inserting a new clause (v) at the end of clause (iv) to read as follows:

“(v) which constitutes Additional TMGC Licensed Trademarks; provided that upon the license of any TMGC Purchased Trademark (other than any Initial TMGC Licensed Trademarks) by Borrower to TMGC, Agent shall have received from Borrower a certificate of an Executive Officer of Borrower certifying that such TMGC Purchased Trademark constitutes a Licensed Mark (as defined in the TMGC TM Purchase Agreement). Agent agrees to take all steps reasonably required, upon receipt of Borrower’s certificate required to be delivered pursuant to this clause (v), to confirm that any Lien covering any Additional TMGC Licensed Trademark is removed and released.”

(c)	Amendments to Annex A. Annex A of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by, adding the following new definitions in appropriate alphabetical order therein:

T“Additional TMGC Licensed Trademarks” shall mean up to six (6) additional Purchased TMGC Trademarks certified to Agent by an Executive Officer of Borrower to constitute Licensed Marks (as defined in the TMGC TM Purchase Agreement). T

“Initial TMGC Licensed Trademarks” shall mean the seven (7) Purchased TMGC Trademarks listed on Exhibit C attached to the TMGC TM Purchase Agreement in which Borrower shall grant to TMGC a royalty free, fully paid, exclusive right and license.

“Purchased TMGC Trademarks” shall mean the Trademarks purchased by Borrower from TMGC pursuant to the TMGC TM Purchase Agreement as listed on Exhibit A attached thereto.

“Released TMGC Trademark” shall mean any Purchased TMGC Trademark previously constituting a TMGC Licensed Trademark, which Purchased TMGC Trademark is no longer the subject of a license by Borrower to TMGC, and no longer constitutes a TMGC Licensed Trademark.

“TMGC” shall mean Taylor Made Golf Company, Inc., a Delaware corporation.

“TMGC TM Purchase Agreement” shall mean that certain Brand Sale Agreement With Limited License Back to be entered into between TMGC and Borrower in substantially the form of the draft Brand Sale Agreement With Limited License Back delivered to Agent on January 24, 2008, with such changes, amendments or modifications as Agent may approve in its sole discretion.

“TMGC Licensed Trademarks” shall mean, collectively, the Initial TMGC Licensed Trademarks and the Additional TMGC Licensed Trademarks.
     3. Amendment to the Security Agreement. Section 2 of the Security Agreement is hereby amended as of the Sixth Amendment Effective Date by deleting clause (b) therein in its entirety and inserting in lieu thereof a new clause (b) to read as follows:
“(b) Notwithstanding the foregoing or anything to the contrary contained herein, the pledge and grant of a Lien and security interest as provided herein shall not extend to any Equipment, Fixtures or Initial TMGC Licensed Trademarks; provided that, (i) immediately upon the release of any Initial TMGC Licensed Trademark from the license to which it is subject pursuant to the TMGC TM Purchase Agreement, Grantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such Purchased TMGC Trademark so released; and (ii) the foregoing exclusions shall in no way be construed so as to limit, impair or otherwise affect Agent’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any Initial TMGC Licensed Trademark or any Trademark License to which such Initial TMGC Licensed Trademark is subject and in any such monies and other proceeds of any Initial TMGC Licensed Trademark or any Trademark Licenses to which such Initial TMGC Licensed Trademarks is subject.”
     4. Representations and Warranties. To induce Required Lenders and Agent to enter into this Amendment, Borrower hereby represents and warrants that, after giving effect to this Amendment:
(a)	Each of the execution, delivery and performance by Borrower and each other Loan Party which is party to the Guaranty of this Amendment, and the performance of the Amended Credit Agreement and the Amended Security Agreement are (i) within Borrower’s and each such Loan Party’s corporate power and have been duly authorized by all necessary corporate and shareholder action; (ii) do not contravene any provision of any Loan Party’s charter or bylaws or equivalent organizational or charter or other constituent documents; (iii) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (iv) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (v) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (vi) do not require the consent or approval of any Governmental Authority or any other Person.

(b)	This Amendment has been duly executed and delivered by or on behalf of Borrower and each other Loan Party which is party to the Guaranty.

(c)	Each of this Amendment, the Amended Credit Agreement and the Amended Security Agreement constitutes a legal, valid and binding obligation of Borrower and each such Loan Party enforceable against Borrower and such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)	No Default or Event of Default has occurred and is continuing both before and after giving effect to this Amendment.

(e)	No action, claim or proceeding is now pending or, to the knowledge of any Loan Party signatory hereto, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges such Loan Party’s right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Credit Agreement, the Amended Security Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement, the Amended Security Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement, the Amended Security Agreement or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect. To the knowledge of each Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

(f)	All representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.
     5. Additional Deliveries. Borrower hereby agrees to deliver to Agent on the date on which Borrower purchases from TMGC certain Trademarks in accordance with the terms hereof and the TMGC TM Purchase Agreement (a) a duly executed, complete and correct copy of the TMGC TM Purchase Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other material documents delivered pursuant thereto or in connection therewith) and (b) a counterpart to the Trademark Security Agreement duly executed and delivered by Borrower.

     6. Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.
     7. No Other Amendments/Waivers. Except as expressly provided for herein, the Credit Agreement, the Security Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement, the Security Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.
     8. Waiver of Claims. Borrower hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Agent or any Indemnified Person which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Sixth Amendment Effective Date.
     9. Fees and Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
     10. Effectiveness. This Amendment shall become effective as of January 24, 2008 (the “Sixth Amendment Effective Date”) only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
(a)	Amendment. Agent shall have received eight (8) original copies of this Amendment duly executed and delivered by Agent, Lenders and Borrower and acknowledged by the other Loan Parties.

(b)	Representations and Warranties. All representations and warranties contained in this Amendment shall be true and correct on and as of the Sixth Amendment Effective Date.
     11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW 5-1401, FOR ALL

PURPOSES BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

DICK’S SPORTING GOODS, INC.

By: Name: Title:	/s/ Timothy E. Kullman Timothy E. Kullman Senior Vice President and Chief Financial Officer

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Joseph H. Burt

Name:	Joseph H. Burt
Its:	Duly Authorized Signatory

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Joseph H. Burt

Name:	Joseph H. Burt
Its:	Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ James M. Steff

Name:	James M. Steff
Title:	Vice President

BANK OF AMERICA, N.A.

By	/s/ Andrew Cerassi

Name:	Andrew Cerassi
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Matthew Potter

Name:	Matthew Potter
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony D. Braxton

Name:	Anthony D. Braxton
Title:	Director

CITIZEN’S BANK OF PENNSYLVANIA

By:	/s/ Don Cmar

Name:	Don Cmar
Title:	Vice President

JPMORGAN CHASE BANK, N.A. formerly known as JP MORGAN CHASE BANK

By:	/s/ James M. Barbato

Name:	James M. Barbato
Title:	Vice President

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Each of the undersigned Loan Parties hereby (i) acknowledges each of the amendments and waivers to the Credit Agreement effected by this Amendment and (ii) confirms and agrees that its obligations under its Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.
ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written above.

AMERICAN SPORTS LICENSING, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	President

DSG OF VIRGINIA, LLC

By: Name:	/s/ Lee Belitsky Lee Belitsky
Title:	Secretary

GALYAN’S TRADING COMPANY, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Vice President, Secretary and
Treasurer

GALYAN’S NEVADA, INC.

By:	/s/ Timothy E. Kullman

Name:	Timothy E. Kullman
Title:	Secretary/Treasurer

GALYAN’S OF VIRGINIA, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Secretary/Treasurer

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GOLF GALAXY, INC.

By: Name:	/s/ John T. Wolfe John T. Wolfe
Title:	Vice President and Secretary

GOLF GALAXY GOLFWORKS, INC.

By: Name:	/s/ John T. Wolfe John T. Wolfe
Title:	Vice President and Assistant Secretary

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